UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 17, 2015

USD Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36674	30-0831007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
811 Main Street, Suite 2800
Houston, Texas 77002
(Address of principal executive office) (Zip Code)
(281) 291-0510
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2)b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement
Acquisition of Casper Crude to Rail, LLC

On November 17, 2015, USD Partners LP ("we," "our" and "us") completed our previously announced acquisition of all of the membership interests of Casper Crude to Rail, LLC, or the Casper terminal, from Casper Crude to Rail Holdings, LLC, or the Seller, through our wholly-owned subsidiary USDP CCR LLC pursuant to that certain Membership Interest Purchase Agreement, or the MIPA, dated October 12, 2015, between the Seller and USD CCR LLC. The Casper terminal, located in Casper, Wyoming, primarily consists of a unit train-capable crude oil loading rail terminal with approximately 100,000 barrel per day of capacity, six customer-dedicated storage tanks with a total of 900,000 barrels of on-site storage capacity and a six-mile long, 24-inch diameter pipeline with a direct connection from the Express crude oil pipeline. At the closing, we acquired all of the issued and outstanding membership interests of the Casper terminal in exchange for approximately $210.4 million in cash, or the Cash Consideration, subject to post-closing adjustments, if any, and 1,733,582 of our unregistered common units representing limited partner interests in us, or the Equity Consideration. The Cash Consideration, which includes approximately $2.1 million for initial working capital, was funded using $35.0 million of cash on hand retained from the excess proceeds of our initial public offering in October 2014 and $175.4 million of senior secured credit facility borrowings. Pursuant to the MIPA, we issued the Equity Consideration to Cogent Energy Solutions, LLC, or Cogent, one of the owners of the Seller. The number of common units comprising the Equity Consideration was determined by reference to the volume-weighted average daily closing price of $9.62 per common unit for the 30 trading day period prior to October 12, 2015. In connection with Equity Consideration issued to Cogent, USD Partners GP LLC contributed $0.3 million in exchange for additional general partner units sufficient to maintaining its 2% general partner interest in us.

The foregoing summary of the MIPA does not purport to be complete. A copy of the MIPA was filed as Exhibit 2.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 13, 2015.

In addition, in connection with the closing we entered into an ancillary agreement with Cogent and certain of its affiliates, which we refer to collectively as the Cogent Parties. The ancillary agreement sets forth, among other things, provisions regarding certain confidentiality and noncompetition restrictions related to the Cogent Parties. The ancillary agreement is attached hereto as Exhibit 10.2.

Transition Services Agreement

On November 17, 2015, we also entered into a transition services agreement with Cogent, pursuant to which Cogent will provide certain accounting, administrative, customer support and information technology support services to the Casper terminal for a period of at least three months and not to exceed six months following the closing while we transition such services to our management. The transition services agreement is attached hereto as Exhibit 10.3.

Registration Rights Agreement

In connection with the issuance of the Equity Consideration, on November 17, 2015 we entered into a registration rights agreement with Cogent, the terms of which will require us to register the 1,733,582 common units issued to Cogent with the Securities and Exchange Commission to allow for the resale of such common units following the expiration of the restricted period on November 17, 2016 or as soon as reasonably practicable thereafter. Pursuant to the terms of the registration rights agreement, we have agreed to pay any expenses incurred in connection with the registration of the Equity Consideration and any public offering thereof, other than any underwriting discount or selling commission.

The registration rights agreement is attached hereto as Exhibit 10.1.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 under the heading "Acquisition of Casper Crude to Rail, LLC," and the information set forth under Item 3.02 is hereby incorporated into this Item 2.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 17, 2015, we incurred $178.0 million of indebtedness under the previously disclosed Credit Agreement, dated as of October 15, 2014, as amended effective November 13, 2015, among us USD Terminals Canada ULC, Citibank, N.A.,

U.S. Bank National Association and the lenders named therein. We used the net proceeds of such indebtedness to partially fund the Cash Consideration and to pay other costs and expenses related to the acquisition of the membership interest of the Casper terminal.

Item 3.02	Unregistered Sales of Equity Securities.

The description in Item 2.01 above of the unregistered issuance by us on November 17, 2015 of the Equity Consideration in connection with the consummation of the transactions contemplated by the MIPA is incorporated in this Item 3.02 by reference. The common units issued to Cogent pursuant to the MIPA have been issued without registration under the Securities Act of 1933, as amended, or the Securities Act, in reliance upon the exemption from registration set forth in Section 4(a)(2) of the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.

Item 9.01	Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
To the extent required by this item, financial statements of the Casper terminal will be filed as part of an amendment to this Current Report on Form 8-K within 71 calendar days after the date that this Current Report on Form 8-K was required to be filed with the Securities and Exchange Commission.
(b) Pro Forma Financial Information
To the extent required by this item, pro forma financial information will be filed as part of an amendment to this Current Report on Form 8-K within 71 calendar days after the date that this Current Report on Form 8-K was required to be filed with the Securities and Exchange Commission.
(d) Exhibits
Reference is made to the "Index of Exhibits" following the signature page, which we hereby incorporate into this Item.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USD Partners LP

	By:	USD Partners GP LLC,
its general partner

Dated: November 17, 2015	By:	/s/ Chris Robbins
	Name:	Chris Robbins
	Title:	Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1#
Membership Interest Purchase Agreement between Casper Crude to Rail Holdings, LLC and USDP CCR LLC dated October 12, 2015 (incorporated by reference herein to Exhibit 2.1 of the Current Report on Form 8-K, filed on October 13, 2015).

10.1	Registration Rights Agreement between USD Partners LP and Cogent Energy Solutions, LLC dated November 17, 2015.

10.2	Agreement among Cogent Energy Solutions, LLC, Randy Balhorn, Steve Magness, USD Group, LLC and USDP CCR LLC dated November 17, 2015.

10.3	Transition Services Agreement between Cogent Energy Solutions, LLC and Casper Crude to Rail, LLC dated November 17, 2015.

#    The registrant has omitted the schedules to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2).
    The registrant shall supplementary furnish a copy of the omitted schedules to the Securities and Exchange
Commission upon request.